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                                                                  EXHIBIT 10.7



                            AMENDMENT AGREEMENT NO. 1

                                 to that certain

                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                            dated as of May 25, 1994
                and amended and restated as of February 14, 1995

      This AMENDMENT AGREEMENT NO. 1 (the "AMENDMENT"), dated as of September __, 1995, by and among STAPLES, INC. (the "BORROWER"), THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), such other lending institutions that are or may become parties to the Credit Agreement referred to below (collectively, the "BANKS") and THE FIRST NATIONAL BANK OF BOSTON, as agent for the Banks (the "AGENT").

      WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of May 25, 1994 and amended and restated as of February 14, 1995 (the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have made loans to the Borrower; and

      WHEREAS, the Borrower has requested that the Banks agree, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to amend certain provisions of the Credit Agreement;

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      [Section].1.   DEFINED TERMS.  Capitalized  terms which are used herein
without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

      [Section].2.   AMENDMENT OF CREDIT AGREEMENT.  The Credit  Agreement  is
hereby amended as follows:

            (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate place in the alphabetical sequence:

                INDENTURE.  The  Indenture  by and between the  Borrower and
            Marine Midland Bank, as trustee, with respect to the Subordinated Debentures.

            (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Subordinated Debentures" therein in its entirety and substituting therefor the following:


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                  SUBORDINATED DEBENTURES.   The 4-1/2% Convertible
            Subordinated Debentures due October 1, 2000 issued by the Borrower pursuant to the terms of the Indenture.

            (c) Section 7.1 of the Credit Agreement is hereby amended by deleting clause (l) thereof in its entirety, and substituting therefor the following:

                  (l) Indebtedness in respect of (i) intercompany loans and
            guaranties from the Borrower to any of its Subsidiaries or of any of its Subsidiaries' obligations or (ii) intercompany loans and guaranties between Subsidiaries of the Borrower or (iii) intercompany loans and guaranties from any Guarantor to the Borrower or of any of the Borrower's obligations or (iv) guaranties from any Subsidiary of the Borrower of any of the Borrower's obligations, PROVIDED in each case that (A) the aggregate amount of intercompany loans to and guaranties of the obligations of each such Subsidiary which is not a Guarantor shall at no time exceed $15,000,000 and (B) the aggregate amount of all such Indebtedness of the Borrower's Subsidiaries which are not Guarantors shall at no time exceed 25% of the Stockholder's Equity of the Borrower;

            (d) Section 7.3 of the Credit Agreement is hereby amended by deleting clause (j) thereof in its entirety, and substituting therefor the following:

                  (j) the Borrower's or any Subsidiary's guaranty of the
            Indebtedness of any Guarantor or the Borrower or any other Investments by the Borrower or any Guarantor in any Guarantor or the Borrower or any Investments (other than loans) by any Subsidiary of the Borrower in any Guarantor or the Borrower;

            (e) Section 7.8 of the Credit Agreement is hereby amended by deleting, in the ninth line thereof, the words "Debentures and" and substituting therefor the words "Debt,".

            (f) Section 7.8 of the Credit Agreement is further amended by deleting the final period thereof and inserting at the end of such section the following new subsections:

            , (c) if the Borrower determines, based on a written opinion of counsel that, as a result of any change in or amendment to the laws affecting taxation (including regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in or amendment to the application or official interpretation of such laws, regulations or rulings, any payment made outside of the United States by the Borrower or its agent of the full amount of principal, premium, if any, or interest due with respect of any outstanding Subordinated Debenture in bearer form (a "Bearer Debenture") or coupon appertaining thereto would be subject to any certification, identification or other



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         information reporting requirement of any kind, the effect of which is the disclosure of the nationality, residence or identity of the beneficial owner of such Bearer Debenture or coupon who is not a U.S. person (as defined in the Indenture) to the Borrower, any agent of the Borrower or any governmental authority, then the Borrower may give notice of redemption and redeem such Bearer Debenture at par together with accrued interest, provided that (i) the aggregate redemption price of all such Bearer Debentures so redeemed by the Borrower does not exceed $50,000,000, and (ii) no Default or Event of Default has occurred and is continuing or would result after giving effect to such redemption, and (d) if the holders of the Subordinated Debentures shall require the Borrower to repurchase Subordinated Debentures from such holders upon the occurrence of a Change in Control (as defined in the Indenture for the purpose of this [section].7.8(d) only), then subject to the subordination and turnover provisions of the Indenture the Borrower may repurchase such Subordinated Debentures at par together with accrued interest. The terms of this [section].7.8(d) shall not, by implication or otherwise, limit, impair, alter, modify, amend, constitute a waiver of or in any other way affect any of the other terms, obligations, covenants, Defaults or Events of Default contained in this Credit Agreement, including without limitation the Events of Default set forth in [section].11.1(m) of this Credit Agreement.

            (g) Section 11.1 of the Credit Agreement is hereby amended by deleting clause (k) thereof in its entirety, and substituting therefor the following:

                  (k) the holders of all or any part of the Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt or the Subordinated Debt shall be prepaid, redeemed or repurchased in whole or in part, in each case in violation of the provisions of this Credit Agreement;

      [SECTION].3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and the Banks as follows:

            (a) REPRESENTATIONS AND WARRANTIES IN THE CREDIT AGREEMENT. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct when made and continue to be true and correct on the date hereof.

            (b) AUTHORITY, NO CONFLICTS, ENFORCEABILITY OF OBLIGATIONS, ETC. The Borrower hereby confirms that the representations and warranties of the Borrower contained in ss.ss.5.1.1, 5.1.2 and 5.1.3 of the Credit Agreement are true and correct on and as of the date hereof as if made on the date hereof.

      [SECTION].4. EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

            (a) DELIVERY OF AMENDMENT. This Amendment shall have been duly executed and delivered by each of the Borrower, the Majority Banks and the Agent, shall be in full force and effect and shall be in form and substance satisfactory



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      to each of the Banks. The Agent shall have received a fully executed copy of this Amendment.

            (b) PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Agent, and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

      [SECTION].5. MISCELLANEOUS PROVISIONS. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that this Amendment shall be a Loan Document under and as defined in the Credit Agreement, that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

      (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

      (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

      (d) The Borrower hereby agrees to pay to the Banks and the Agent, on demand by the Banks and the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by such Persons in connection with the preparation of this Amendment (including reasonable legal fees).



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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                    STAPLES, INC.


                                    By:-----------------------------
                                       Title:


                                    THE FIRST NATIONAL BANK
                                      OF BOSTON, individually and
                                      as Agent


                                    By:-----------------------------
                                        Title:


                                    CORESTATES BANK, N.A.


                                    By:-----------------------------
                                        Title:


                                    THE BANK OF NOVA SCOTIA


                                    By:-----------------------------
                                        Title:


                                    BANK  OF   AMERICA   NATIONAL   TRUST  AND
                                    SAVINGS ASSOCIATION



                                    By:-----------------------------
                                        Title:


                                    SHAWMUT BANK, N.A.


                                    By:-----------------------------
                                        Title:



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                                    MARINE MIDLAND BANK


                                    By:-----------------------------
                                        Title:


                                    THE CHASE MANHATTAN BANK, N.A.


                                    By:-----------------------------
                                        Title:

                                    THE FIRST NATIONAL BANK OF CHICAGO, N.A.


                                    By:-----------------------------
                                        Title:


                                    SWISS BANK CORPORATION


                                    By:-----------------------------
                                        Title:


                                    FIRST FIDELITY BANK, N.A.


                                    By:-----------------------------
                                        Title:


                                    FLEET BANK OF MASSACHUSETTS, N.A.


                                    By:-----------------------------
                                        Title: